                                                                    EXHIBIT 10.3





               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                           Dated as of June 30, 1998

                                     among

                            CMC HEARTLAND PARTNERS

                                      and

                           HEARTLAND PARTNERS, L.P.


                                 as Borrowers,


                                      and


                             LASALLE NATIONAL BANK


                                    as Bank

                               TABLE OF CONTENTS

1.  DEFINITIONS AND TERMS................................................................  1
       1.1    Certain Definitions........................................................  1
       1.2    Certain UCC and Accounting Terms...........................................  9

2.  LOANS:  BANK'S COMMITMENT AND BORROWING PROCEDURES................................... 10
       2.1    Revolving Credit Commitment................................................ 10
       2.2    Borrowing Procedures....................................................... 10
       2.3    Letters of Credit.......................................................... 10
       2.4    All Loans to Constitute One Obligation..................................... 11

3.  LOANS:  NOTE EVIDENCING LOANS........................................................ 11
       3.1    Revolving Note............................................................. 11
       3.2    Recordation................................................................ 11

4.  LOANS:  AMOUNTS; INTEREST; BALANCES; ................................................ 11
       4.1    Interest Rate; Applicable Borrowing Amounts................................ 11
       4.2    Computation of Interest.................................................... 12
       4.3    Interest Laws.............................................................. 12
       4.4    Unused Portion Fee......................................................... 13
       4.5    Letter of Credit Fees...................................................... 13
       4.6    Loan Clean-Up Period....................................................... 13

5.  LOANS:  GENERAL TERMS................................................................ 13
       5.1    Payments to Bank........................................................... 13
       5.2    Conditions Precedent Events................................................ 14
       5.3    Offset..................................................................... 14
       5.4    Discretionary Disbursements................................................ 14
       5.5    Revolving Credit Termination Date; Continuance of Obligations, Etc......... 14
       5.6    Loan Evidence.............................................................. 15

6.  LOANS:  CONDITIONS TO LENDING........................................................ 15
       6.1    Initial Loan Conditions Precedent.......................................... 15
       6.2    Accountant's Letter........................................................ 17

7.  COLLATERAL:  GENERAL TERMS........................................................... 17
       7.1    Grant of Security Interest................................................. 17
       7.2    Perfection of Security Interests........................................... 17
       7.3    Inspection of Collateral................................................... 18
       7.4    First Lien and Locations of Collateral..................................... 18
       7.5    Constructive Trust......................................................... 18
       7.6    Application of Proceeds of Collateral...................................... 18
       7.7    Third Party Collateral Claims.............................................. 19
       7.8    Additional Collateral...................................................... 19
       7.9    No Custom or Waiver........................................................ 19

8.  REPRESENTATIONS AND WARRANTIES; COVENANTS;
       INDEMNIFICATION; CONTINUING OBLIGATION............................................ 19
       8.1    Representations and Warranties of Borrower................................. 19
       8.2    Affirmative Covenants...................................................... 24
       8.3    Negative Covenants......................................................... 29
       8.4    Maintenance of Accounts.................................................... 31

9.  DEFAULT.............................................................................. 31

       9.1     Events of Default.......................................................... 31
       9.2     Cumulative Remedies........................................................ 33
       9.3     Acceleration and Termination of Loans...................................... 33
       9.4     Rights of Secured Creditor................................................. 33

10. GENERAL............................................................................... 33
       10.1    Payment Application Date................................................... 33
       10.2    Statement of Account....................................................... 33
       10.3    Manner of Application; Waiver of Setoff Prohibition........................ 33
       10.4    Survival of Representations and Warranties................................. 34
       10.5    Integration; Amendment..................................................... 34
       10.6    No Waiver.................................................................. 34
       10.7    Severability............................................................... 34
       10.8    Successors and Assigns..................................................... 34
       10.9    Conflict with Other Agreements............................................. 34
       10.10   No Impairment by Termination............................................... 35
       10.11   Waivers.................................................................... 35
       10.12   Costs, Fees and Expenses Related to Agreement and Other Agreements......... 35
       10.13   Environmental Indemnity.................................................... 35
       10.14   Governing Law.............................................................. 36
       10.15   Notices.................................................................... 36
       10.16   FORUM; BANK; VENUE; JURY TRIAL WAIVER...................................... 37
       10.17   Other Costs, Fees and Expenses............................................. 37
       10.18   Revival.................................................................... 38
       10.19   Acknowledgments............................................................ 38
       10.20   Section Headings........................................................... 38
       10.21   Counterparts............................................................... 38
       10.22   Effectiveness.............................................................. 38
       10.23   Reimbursement Among Borrowers.............................................. 38
       10.24   Joint and Several Liability................................................ 39

Exhibits
Schedules

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement") is made as of the 30th day of June, 1998, by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland Partners"), jointly and severally (CMC and Heartland Partners are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers") and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, Bank and CMC entered into that certain Loan and Security Agreement dated as of March 15, 1996, as amended by that certain Amendment to Loan and Security Agreement dated as of May 14, 1997 and that certain Second Amendment to Loan and Security Agreement dated as of April 30, 1998 (collectively the "Agreement"), and now desire to amend and restate such Agreement to, among other things, increase (i) the maximum amount of the Revolving Credit Commitment (as defined herein) from $6,000,000 to $8,500,000 and (ii) add Heartland Partners as a joint and several obligor under the Revolving Note (as defined herein).

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein, Borrowers agree to borrow from Bank, and Bank agrees to lend to Borrowers, subject to and upon the following terms and conditions:

                          11.  DEFINITIONS AND TERMS

     11.1  Certain Definitions.  The following words, terms and/or phrases shall
           -------------------
have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
     directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

          "Authorized Agent" means Richard P. Brandstatter, the Authorized Agent
           ----------------
     of the Borrowers.

          "Borrowers' Liabilities" means all obligations and liabilities of
           ----------------------
     Borrowers in the aggregate to Bank (including, without limitation, all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the Other Agreements, or by oral agreement or operation of law or otherwise.

          "Business Day" means any day on which Bank is open for the transaction
           ------------
     of commercial banking business in Chicago, Illinois other than a Saturday or Sunday.

          "Charges" means all national, federal, state, county, city, municipal
           -------
     and/or other governmental (or any instrumentality, division, agency, body or department thereof, including, without limitation, the PBGC) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to Borrowers' Liabilities, each Borrower's business, and each Borrower's ownership and/or use of the Collateral, income and/or gross receipts.

          "Closing Date" means June 30, 1998.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning assigned to such term in Paragraph
           ----------                                                  ---------
     7.1 hereof.
     ---

          "Debt" means all of a Person's liabilities, obligations and
           ----
     indebtedness to any Person of any and every kind and nature, whether primary, secondary, direct, indirect, absolute, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, by operation of law or otherwise. Without in any way limiting the generality of the foregoing, Debt specifically includes (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above, and (vi) liabilities in respect of unfunded vested benefits under Plans and Multiemployer Plans covered by Title IV of ERISA.

          "Default Rate" shall have the meaning assigned to such term in
           ------------
     Paragraph 4.1(c) hereof.
     ----------------

          "Disclosure Schedule" means a schedule, in form and substance
           -------------------
     satisfactory to Bank, which (i) has been certified as true and correct by an Authorized Agent, (ii) has been delivered to Bank prior to the date hereof, (iii) describes in reasonable detail, all exceptions to the representations, warranties and covenants of each Borrower herein, and (iv) is clearly identified on its face as the Disclosure Schedule for purposes hereof. Any reference herein to a "Schedule" shall be deemed to refer to a part of the Disclosure Schedule.

          "Early Termination Date" means the date, pursuant to Paragraph 9.3,
           ----------------------                              -------------
     upon which, whether by notice or by right hereunder, Bank's obligation to extend credit hereunder is terminated.

          "Environmental Claim" means the following:
           -------------------

          (i) any notice of violation, complaint, claim, citation, demand, inquiry, report, action, assertion of potential responsibility, lien, encumbrance or proceeding regarding any Mortgaged Property or any use thereof, whether formal or informal, absolute or contingent, matured or unmatured, brought or issued by any governmental unit, agency or body, or any person or entity respecting:

          (A)   Environmental Laws; or

          (B) the environmental condition of a Mortgaged Property, or any portion thereof, or any property near such Mortgaged Property, including, without limitation, actual or alleged damage or injury to humans, public health, wildlife, biota, air, surface or subsurface soil, minerals or water, or other natural resources; or

          (C) the use, exposure, release, emission, discharge, generation, manufacture, sale, transport, handling, storage, treatment, reuse, presence, disposal or recycling of Hazardous Material either on a Mortgaged Property or off-site;

          (ii) any lien for damages caused by, or the recovery of any costs incurred by any person or governmental entity relating to the investigation, remediation or cleanup of, any release or threatened release of Hazardous Material at a Mortgaged Property; and

          (iii) the destruction or loss of use of property, or the injury, illness or death of any officer, director, employee, agent, representative, tenant or invitee of Borrower or any other person directly caused by the environmental condition of a Mortgaged Property or the release, emission or discharge of Hazardous Materials from a Mortgaged Property.

          "Environmental Indemnity Agreement" means that certain Amended and
           ---------------------------------
     Restated Environmental Indemnity Agreement of even date herewith made by Borrowers in favor of the Bank.

          "Environmental Laws" means all statutes, ordinances, orders, rules,
           ------------------
     regulations, plans, policies, or decrees and the like relating to (i) environmental matters, including, without limitation, those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release (as such term is defined in Paragraph 8.1(n)(ii)) or threatened release of Hazardous
                   --------------------
     Materials, (ii) the generation, use, handling, transportation, storage, treatment or disposal of Hazardous Materials or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare related to Hazardous Materials,in any manner applicable to Borrower and any of its Mortgaged Properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S)9601 et seq.), the
                                                        -- ---
     Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), the
                                                               -- ---
     Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), the
                                                               -- ---
     Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq.), the Clean
                                                            -- ---
     Air Act (42 U.S.C. (S)7401 et seq.), the Toxic Substances Control Act (15
                                -- ---
     U.S.C. (S)2601 et seq.), the Occupational Safety and Health Act (29 U.S.C.
                    -- ---
     (S)651 et seq.) and the Emergency Planning and Community Right-To-Know Act
            -- ---
     (42 U.S.C. (S)11001 et seq.), each as amended or supplemented, and any
                         -- ---
     analogous present or future local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     the same may be amended from time to time and, unless the context otherwise requires, the regulations promulgated thereunder and any successor statute.

          "ERISA Affiliate" means each trade or business (whether or not
           ---------------
     incorporated) which together with Borrower or an Affiliate would be deemed to be a "single employer" within the meaning of Section 4001(b) of ERISA
                                                     ---------------
     or, where applicable, would be treated as a "single employer" under Section
                                                                         -------
     412(c)(11) of the Code.
     ----------

          "ERISA Termination Event" means (i) a "Reportable Event" described in
           -----------------------
     Section 4043 of ERISA (other than a "Reportable Event" not subject to the
     ------------
     provision for 30-day notice to the PBGC under such regulations), (ii) the withdrawal of any Borrower or any Affiliate thereof from a Plan during a plan year in which it was a "substantial employer," as defined in Section
                                                                       -------
     4001(a) of ERISA, including a cessation of operations that is treated as a
     -------
     withdrawal by a "substantial employer" under Section 4062(e) of ERISA,
                                                  ---------------
     (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the
                                                ------------
     institution of proceedings to terminate a Plan by the PBGC, (v) any other event or condition which in the reasonable judgment of any Borrower is likely to constitute grounds under Section 4042 of ERISA for the
                                        ------------
     termination of, or the appointment of a trustee to or any ERISA administrator, any Plan, or (vi) the partial or complete withdrawal of any Borrower or any ERISA Affiliate thereof from a Multiemployer Plan.

          "Event of Default" shall have the meaning assigned to such term in
           ----------------
     Paragraph 9.1 hereof.
     -------------

          "Excess Interest" shall have the meaning assigned to such term in
           ---------------
     Paragraph 4.3 hereof.
     -------------

          "Financials" means those financial statements of Borrowers heretofore
           ----------
     or concurrently herewith delivered by or on behalf of Borrowers to Bank.

          "GAAP" shall mean generally accepted accounting principles as in
           ----
     effect from time to time.

          "Galewood Assignment of Rents" means that certain Assignment of Rents
           ----------------------------
     and Leases of even date herewith between CMC and Bank with respect to the Galewood Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

          "Galewood Mortgage" means that certain Mortgage and Security Agreement
           -----------------
     of even date herewith between CMC and Bank with respect to the Galewood Mortgaged Property, as the same may be amended, modified or supplemented from time to time.

          "Galewood Mortgaged Property" means that certain parcel of vacant land
           ---------------------------
     located in Chicago, Illinois and commonly known as the Galewood Railroad Yards serving as Collateral hereunder and legally described on Schedule
                                                                    --------
     1.1A attached hereto and made a part hereof.
     ----

          "General Intangibles" means all choses in action, causes of action and
           -------------------
     all other intangible property of each Borrower of every kind and nature now owned or hereafter acquired by each Borrower, including, without limitation, corporate and other business records, deposit accounts, inventions, designs, patents, patent and trademark registrations and applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, deferred tax benefits, tax refund claims, prepaid expenses, computer programs, covenants not to compete, customer lists and mailing lists, contract rights, indemnification rights, causes of action and any letters of credit, guarantee claims, security interests or other security held by or granted to each Borrower.

          "Governmental Authorization" means any permit, license, authorization,
           --------------------------
     plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court having jurisdiction over any Borrower or any Mortgaged Property.

          "Hazardous Materials" means (i) any chemical, material or substance
           -------------------
     defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," "infectious waste," "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws or publications promulgated pursuant thereto, (ii) any oil, petroleum or petroleum derived substance, (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources, (iv) any flammable substances or explosives, (v) any radioactive materials, (vi) asbestos in any form (which is or could become friable),
     (vii) urea formaldehyde foam insulation, (viii) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, (ix) pesticides or (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to health or safety.

          "HTI" means Heartland Technology, Inc., a Delaware corporation and an
           ---
     authorized general partner of CMC and Heartland Partners.

          "Kinzie Station Assignment of Rents" means that certain Assignment of
           ----------------------------------
     Rents and Leases dated as of March 15, 1996 between CMC and Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998 and that certain Third Amendment to Assignment of Rents and Leases of even date herewith, as the same may be further amended, modified or supplemented from time to time.

          "Kinzie Station Mortgage" means that certain Mortgage and Security
           -----------------------
     Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998 and that certain Third Amendment to Mortgage and Security Agreement of even date herewith, as the same may be further amended, modified or supplemented from time to time.

          "Kinzie Station Mortgaged Property" means certain parcels of vacant
           ---------------------------------
     land located in Chicago, Illinois serving as Collateral hereunder and legally described on Schedule 1.1B attached hereto and made a part hereof.
                          -------------

          "Letter of Credit" means a standby, commercial import or other letter
           ----------------
     of credit at any time issued by Bank for the account of any Borrower.

          "Letter of Credit Limit" shall have the meaning assigned to such term
           ----------------------
     in Paragraph 2.3 hereof.
        -------------

          "Letter of Credit Maturity Date" means April 29, 1999.
           ------------------------------

          "Letter of Credit Termination Date" means the earliest to occur of (i)
           ---------------------------------
     the Letter of Credit Maturity Date or (ii) the Early Termination Date.

          "Lien" means, with respect to the Collateral or any asset of any
           ----
     Borrower, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code in effect in any jurisdiction).

          "Limited Partnership Agreement" means that certain Amended and
           -----------------------------
     Restated Agreement of Limited Partnership of Heartland Partners, L.P., as amended by that certain Amendment to Amended and Restated Agreement of Limited Partnership of Heartland Partners, L.P. dated as of December 4, 1997 by and among HTI, as general partner, and the limited partners a party thereto.

          "Liquid Assets" means cash on hand or cash equivalents, including
           -------------
     certificates of deposits with a maturity less than 180 days, money market deposits, U.S. treasury bills and readily-marketable securities.

          "Loan" or "Loans" means and includes all Loans made under the
           ----      -----
     Revolving Credit Commitment (including, but not limited to, any Letters of Credit), unless the context in which such term is used shall otherwise require.

          "Maximum Rate" shall have the meaning assigned to such term in
           ------------
     Paragraph 4.3 hereof.
     -------------

          "Mortgaged Properties" means the Galewood Mortgaged Property and the
           --------------------
     Kinzie Station Mortgaged Property.

          "Multiemployer Plan" means a plan defined as such in Section
           ------------------                                  -------
     4001(a)(3) of ERISA to which contributions have been made by any Borrower
     ----------
     or an ERISA Affiliate thereof.

          "Operating Account" shall have the meaning assigned to such term in
           -----------------
     Paragraph 8.4 hereof.
     -------------

          "Other Agreements" means all agreements, instruments and documents,
           ----------------
     including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower in favor of Bank including, without limitation, the Revolving Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents and the Environmental Indemnity Agreement.

          "Partnership Agreement" means that certain Amended and Restated
           ---------------------
     Partnership Agreement of CMC, dated as of June 27, 1990, by and between HTI (as successor in interest to Milwaukee Land Company) and Heartland Partners.

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity
           ----
     succeeding to any or all of its functions under ERISA.

          "Permitted Investments" shall have the meaning assigned to such term
           ---------------------
     in Paragraph 8.3(e) hereof.
        ----------------

          "Permitted Liens" shall have the meaning assigned to such term in
           ---------------
     Paragraph 8.3(a) hereof.
     ----------------

          "Person" means and includes an individual, a partnership, a joint
           ------
     venture, a corporation (whether or not for profit), a trust, an unincorporated organization, a government or any department or agency thereof or any other entity or organization.

          "Plan" means, at any time, any single-employer plan, as defined in
           ----
     Section 4001(a) and subject to Title IV of ERISA, which is maintained, or
     ---------------
     at any time during the five calendar years preceding the time in question was maintained, for employees of Borrower or an Affiliate.

          "Pledge Agreement" means that certain Amended and Restated Pledge
           ----------------
     Agreement of even date herewith made by Borrowers in favor of Bank pledging $850,000 in cash or cash equivalents as an interest reserve pursuant to a certificate of deposit having a rolling maturity of 180 days or less.

          "Prime Rate" means the rate of interest (expressed as a percentage per
           ----------
     annum) most recently announced or published publicly from time to time by Bank as its Prime Rate of interest, which is not necessarily the lowest or most favorable rate of interest charged by Bank on commercial loans at any one time. The rate of interest shall change automatically and immediately as and when the Prime Rate shall change, without notice to Borrowers, and any notice to which it may be entitled is hereby waived, and any such change in Bank's Prime Rate shall not affect any of the terms and conditions of this Agreement, all of which shall remain in full force and effect.

          "Revolving Credit Commitment" shall have the meaning assigned to such
           ---------------------------
     term in Paragraph 2.1 hereof.
             -------------

          "Revolving Credit Maturity Date" means April 29, 1999.
           ------------------------------

          "Revolving Credit Termination Date" means the earliest to occur of (i)
           ---------------------------------
     the Revolving Credit Maturity Date or (ii) the Early Termination Date.

          "Revolving Margin" means one percent (1%).
           ----------------

          "Revolving Note" means that certain Revolving Note of even date
           --------------
     herewith made by Borrowers, jointly and severally, in favor of Bank, in the maximum principal amount available of Eight Million Five Hundred Thousand Dollars ($8,500,000), as the same may be amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges or substitutes therefor.

          "Stock" means all shares, interests, participation or other
           -----
     equivalents, however designated, of or in a corporation, whether or not voting, including but not limited to common stock, warrants, preferred stock, convertible debentures, and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

          "Subsidiary" means any corporation of which a Person owns, directly or
           ----------
     indirectly through one or more intermediaries, more than 50% of the voting stock at the time of determination.

          "Tangible Net Worth" means, at any time, Borrowers' aggregate net
           ------------------
     worth after subtracting therefrom the amount of any General Intangibles, amounts due from Affiliates and the amount of other assets classified as intangible by Bank in the exercise of its reasonable discretion.

     11.2  Certain UCC and Accounting Terms. Except as otherwise defined in this
           --------------------------------
Agreement or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code as adopted by the State of Illinois. Notwithstanding the foregoing, any accounting terms used in this Agreement which are not specifically defined herein shall have the meaning customarily given to them in accordance with GAAP. All financing computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied. No Accounting Changes (as defined below) shall affect financial covenants, standards or terms in this Agreement; provided, that Borrowers shall prepare footnotes to the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means changes in accounting principles required by GAAP and implemented by Borrowers.

            12.  LOANS:  BANK'S COMMITMENT AND BORROWING PROCEDURES

     12.1  Revolving Credit Commitment. On the terms and subject to the
           ---------------------------
conditions set forth in this Agreement, Bank agrees to make revolving credit available and Letters of Credit available to Borrowers from time to time prior to the Revolving Credit Termination Date with respect to revolving credit loans and the Letter of Credit Termination Date with respect to Letters of Credit in such aggregate amounts as Borrowers may from time to time request but in no event exceeding Eight Million Five Hundred Thousand Dollars ($8,500,000) in the aggregate (the "Revolving Credit Commitment"); provided, however, that in no event shall the aggregate amount of Letters of Credit outstanding at any one time exceed the Letter of Credit Limit. The Revolving Credit Commitment shall be available to Borrowers by means of Loans, it being understood that the Loans may be repaid and used again during the period from the date hereof to and including the Revolving Credit Termination Date, at which time the Revolving Credit Commitment shall expire.

     12.2  Borrowing Procedures.  Authorized Agent shall give Bank irrevocable
           --------------------
telephonic notice (which notice shall be promptly confirmed in writing) no later than 2:00 p.m., Chicago time, one (1) Business Day prior to the date that Borrowers desire disbursement of a Loan. Each such notice shall be effective upon receipt by Bank and shall specify the date of the Loan (which shall be a Business Day) and the amount of such Loan. Borrowers agree that Bank may rely on any notice given by persons it reasonably believes to be the Authorized Agent of Borrowers and either Edwin Jacobson, President and Chief Executive Officer of CMC, or Thomas F. Redler, Assistant Secretary and Assistant Treasurer of HTI, without the necessity of independent investigation. Subject to the terms and conditions of this Agreement, the Loan shall be made available to Borrowers by depositing the same, in immediately available funds, in an account of one of the Borrowers maintained with Bank as specified by the Authorized Agent.

     12.3  Letters of Credit.  (a) Subject to all of the terms and conditions of
           -----------------
this Agreement, if requested to do so by any Borrower, Bank shall issue its, or cause to be issued, Letters of Credit for the account of such Borrower; provided
                                                                        --------
that the aggregate face amount of all Letters of Credit outstanding at any time shall not exceed the lesser (A) $500,000 or (B) the maximum amount available for drawing under the Revolving Credit Commitment at the time of the request of such Letter of Credit (the "Letter of Credit Limit"). No Letter of Credit may have an expiration date that is later than the Letter of Credit Termination Date.
Any amounts paid by Bank in connection with any Letter of Credit (i) shall become part of Borrowers' Liabilities, (ii) shall be paid from the proceeds of a Loan requested pursuant to Paragraph 2.1 above, to the extent Bank is required
                           -------------
to make a Loan pursuant to the terms hereof, and (iii) otherwise, shall be payable on demand. In no event shall Bank be required to issue or cause to be issued any Letter of Credit at any time there exists an Event of Default or an event which with passage of time or giving of notice or both would mature into an Event of Default.

          (b) Each of CMC and Heartland Partners, jointly and severally, agree to unconditionally, irrevocably and absolutely pay immediately to Bank the amount drawn under a Letter of Credit. If any Borrower at any time fails to make such payment, Borrowers shall be deemed to have elected to borrow from Bank on such date Loans equal in an aggregate amount to the amount paid by Bank under such Letter of Credit.

     12.4  All Loans to Constitute One Obligation. The Loans shall constitute
           --------------------------------------
one general obligation of Borrowers, and shall be secured by Bank's security interest in and Lien upon all of the Collateral and by all other security interests, Liens, claims and encumbrances heretofore, now or at any time or times hereafter granted by Borrowers to Bank.

                      13.  LOANS:  NOTE EVIDENCING LOANS

     13.1  Revolving Note.  The Loans made by Bank under the Revolving Credit
           --------------
Commitment shall be evidenced by the Revolving Note substantially in the form set forth in Exhibit 3.1, with appropriate insertions, dated the date hereof (or
             -----------
such other date prior thereto as shall be satisfactory to Bank), payable to the order of the Bank. The unpaid principal amount of the Loan shall bear interest and be due and payable as provided in this Agreement and the Revolving Note. Payments to be made by Borrowers, jointly and severally, under the Revolving Note shall be made at the time, in the amounts and upon the terms set forth herein and therein.

     13.2  Recordation. The type, date and amount of each Loan made by Bank, the
           -----------
interest rate, and the date and amount of each repayment of principal received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded shall be prima facie evidence of the principal amount owing and unpaid on the Revolving Note. The failure to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Note to repay the principal amount of the Loans together with all interest accrued thereon.

14.  LOANS:  AMOUNTS; INTEREST; BALANCES; FACILITY AMOUNT FEE

     14.1  Interest Rate; Applicable Borrowing Amounts.
           -------------------------------------------

          (a) Borrowers' Liabilities arising under Paragraph 2.1 hereof in
                                                   -------------
respect of each Loan shall bear interest at the fluctuating rate per annum equal to the sum of the Prime Rate plus the Revolving Margin from time to time in effect for the period commencing on the date of such Loan until such Loan is paid in full.

          (b) Accrued interest on the outstanding principal amount of Loans shall be payable monthly in arrears on the first Business Day of each calendar month commencing with the first Business Day of August, 1998. To the extent funds are available, accrued interest shall be paid by automatic withdrawals made by Bank from the Operating Account on or about the first Business Day of each calendar month. Bank shall deliver to Authorized Agent a monthly statement with respect to the Operating Account, which statement shall show the interest rate payable with respect to the Loan during the prior month, the amount of interest accrued on the Loan during the prior month, and the date of, and the amount of, each automatic withdrawal of accrued interest by the Bank from the Operating Account during the prior month. After the Revolving Credit Termination

Date, accrued interest on such Loans shall be payable on demand. Each Loan shall be in an aggregate minimum amount of $10,000 and integral multiples of $25,000 in excess of that amount.

          (c) If any payment of principal on any Loan is not made when due, such Loan shall bear interest from the date such payment was due until paid in full, payable on demand, at a rate per annum (the "Default Rate") equal to the sum of 3% plus the applicable rate set forth in Paragraph 4.1(a) from
                                                    ----------------
time to time in effect.

     14.2  Computation of Interest.  Interest on each Loan shall be computed for
           -----------------------
the actual number of days elapsed on the basis of a 360-day year. The interest rate applicable to each Loan shall change simultaneously with each change in the Prime Rate. In computing interest on any Loan, (i) the date of funding of the Loan shall be included and (ii) the date of payment of such Loan shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

     14.3  Interest Laws.  Notwithstanding any provision to the contrary
           -------------
contained in this Agreement or the Other Agreements, Borrowers shall not be required to pay, and Bank shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any of the Other Agreements, then in such event: (a) the provisions of this Paragraph shall govern and control; (b) Borrowers shall not be obligated to pay any Excess Interest; (c) any Excess Interest that Bank may have received hereunder shall be, at Bank's option, (i) applied as a credit against the outstanding principal balance of Borrowers' Liabilities or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (ii) refunded to the payor thereof, or
(iii) any combination of the foregoing; (d) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the Other Agreements shall be deemed to have been and shall be reformed and modified to reflect such reduction; and (e) Borrowers shall not have any action against Bank for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Borrowers' Liabilities is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Borrowers' Liabilities shall remain at the Maximum Rate until Bank shall have received the amount of interest which Bank would have received during such period on such Borrowers' Liabilities had the rate of interest not been limited to the Maximum Rate during such period.

     14.4  Unused Portion Fee. As additional consideration for issuing, or
           ------------------
causing to be issued, Loans for Borrowers at Borrowers' request pursuant to Paragraph 2.1 hereof, from and after the Closing Date, Borrowers shall pay to
   -------------
Bank a fee in an amount equal to the Revolving Credit Commitment less the average daily balance of the Loans (including the aggregate amount of all Letters of Credit) during the preceding quarter, multiplied by one-quarter of one percent (.25%) per annum, such fee to be calculated on the basis of a 360-day year for the actual number of days elapsed and to be payable quarterly in arrears on the first Business Day of August, 1998 and on the first Business Day of each calendar quarter thereafter.

     14.5  Letter of Credit Fees.   As additional consideration for issuing, or
           ---------------------
causing to be issued, Letters of Credit for Borrowers at Borrowers' request pursuant to Paragraph 2.3 hereof, Borrower agrees to pay fees in respect to each
            -------------
Letter of Credit so issued. Said fees shall be payable on the date which such Letter of Credit is issued and (a) for "standby" Letters of Credit shall be in an amount equal to one percent (1.0%) per annum of the amount of the Letter of Credit multiplied by a fraction, the numerator of which is the number of days in the term of the applicable Letter of Credit and the denominator of which is 360, payable quarterly in advance, and (b) for "trade" or other Letters of Credit, in accordance with Bank's published fee schedule then in effect. In the event a Letter of Credit is renewed or extended, a fee calculated in the manner provided above shall be payable for any such renewal or extended period. Further, Borrowers shall pay and/or reimburse Bank for all fees and charges paid by Bank on account of any Letter of Credit, and Borrowers shall pay to Bank its usual and customary charges in respect to the issuance, or renewal, of Letters of Credit.

     14.6  Loan Clean-Up Period. Borrowers agree during each twelve-month period
           --------------------
during the effectiveness of this Agreement to reduce the principal balance of the Loans outstanding hereunder and under the Revolving Note to zero dollars ($0) for a period of at least thirty (30) consecutive days.

                          15.  LOANS:  GENERAL TERMS

     15.1  Payments to Bank.  That portion of Borrowers' Liabilities consisting
           ----------------
of: (a) principal payable on account of the Loans made by Bank to Borrowers pursuant to this Agreement shall be payable by Borrowers, jointly and severally, to Bank, as provided in the Revolving Note, the applicable Letter of Credit or corresponding Letter of Credit application or the applicable instrument or document in respect of the Loans; (b) costs, fees and expenses payable pursuant to this Agreement shall be payable by Borrowers to Bank, on demand (other than the unused portion fee described in Paragraph 4.4 above, which shall be paid
                                    -------------
in accordance with such paragraph); (c) interest payable pursuant to this Agreement shall be payable by Borrowers to Bank as provided in Paragraph 4.1;
                                                               -------------
and (d) the balance of Borrowers' Liabilities, if any, shall be payable by Borrowers to Bank as and when provided in this Agreement or the Other Agreements.

     15.2  Conditions Precedent Events. Each Loan made by Bank to Borrowers at
           ---------------------------
the request of Borrowers pursuant to this Agreement or the Other Agreements shall in any event be subject to the following conditions precedent: (a) there shall not then exist an Event of Default (as hereinafter defined) or any event or condition which with notice, lapse of time and/or the making of such Loan would constitute an Event of Default; (b) the representations, warranties and covenants of each Borrower contained in this Agreement shall be true and correct as of the date of such Loan with the same effect as though made on such date;
(c) all of the covenants and agreements of each Borrower in this Agreement, and all of the requirements of this Agreement with respect to such Loan, shall have been complied with; and (d) there shall not have occurred, since the date of this Agreement, any material adverse change in the financial condition, results of operations or business of any Borrower. Each borrowing by Borrowers hereunder shall be deemed a representation and warranty by each Borrower that the foregoing conditions have been fulfilled as of the date of such borrowing. Bank shall have received upon request a certificate signed by the Authorized Agent of Borrowers and either Edwin Jacobson, the president and chief executive officer of CMC, or Thomas Redler, the assistant treasurer and assistant secretary of HTI, dated the date of such requested Loan certifying satisfaction of the conditions specified in clauses (a)-(d) of this Paragraph 5.2.
                                                -------------

     15.3  Offset.  Each Borrower agrees that, in addition to (and without
           -------
limitation of) any right of set-off, bankers' lien or counterclaim Bank may otherwise have, Bank shall be entitled, at its option, to offset balances held by it for account of Borrowers at any of its offices, in United States Dollars or in any other currency, against any principal of or interest on any of Bank's Loans, or any other amount payable to Bank hereunder, which is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify the Authorized Agent thereof, provided that Bank's failure to give such notice shall not affect the validity thereof.

     15.4  Discretionary Disbursements. Bank, in its sole and absolute
           ---------------------------
discretion, may immediately upon notice to the Authorized Agent, disburse any or all proceeds of Loans made or available to Borrowers pursuant to this Agreement and/or the Other Agreements to pay any fees, costs, expenses or other amounts required to be paid by Borrowers hereunder and not so paid. All monies so disbursed shall be a part of Borrowers' Liabilities, payable by Borrowers on demand.

     15.5  Revolving Credit Termination Date; Continuance of Obligations, Etc.
           -------------------------------------------------------------------
This Agreement, Bank's obligation to loan monies to Borrowers, and each Borrower's ability to borrow monies from Bank shall be in effect until the Revolving Credit Termination Date. Notwithstanding the foregoing and until such date when Borrowers' Liabilities shall be paid in full, each Borrower's obligations hereunder and under the Other Agreements shall continue, interest shall continue to be paid in accordance with the foregoing, Bank shall be entitled to retain its security interest in the Collateral and Bank shall retain all of its rights and remedies under this Agreement.

     15.6  Loan Evidence.  Loans made by Bank to Borrowers pursuant to this
           -------------
Agreement may or may not (at Bank's sole and absolute discretion) be evidenced by notes or other instruments issued or made by Borrowers to Bank. Where such loans are not so evidenced, such loans shall be evidenced solely by entries upon the ledgers, books, records and/or computer records of each Bank maintained for that purpose, which entries shall be rebuttably presumptive evidence of such loans in the absence of manifest error.

                      16.  LOANS:  CONDITIONS TO LENDING

     16.1 Initial Loan Conditions Precedent. In addition to those conditions set forth in Paragraph 5.2 above with respect to all Loans and advances
             -------------
hereunder, prior to or contemporaneously with the making of any Loans hereunder (including, but not limited to, the $6,000,000 in Loans previously advanced to Borrower under the Agreement), Bank's obligation to make any Loan is subject to the satisfaction of the following conditions precedent:

     (a) Fees and Expenses.  Borrowers shall have paid all fees owed to Bank and
         -----------------
reimbursed Bank for all expenses due and payable hereunder on or before the date hereof including, but not limited to, a closing fee equal to one-quarter of one percent ( 1/4%) of the $3,500,000 increase in the Revolving Credit Commitment

(i.e., $8,750) and counsel fees provided for in Paragraph 10.12 hereof.
-----                                           ---------------

     (b) Documents.  Bank shall have received the following documents, in form
         ---------
and substance satisfactory to Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

               (i) Related Documents.  Copies of this Agreement and each Other
                   -----------------
     Agreement as required by Bank, including one copy of the Revolving Note payable to Bank conforming to the requirements hereof duly executed by Borrower and copies of the Galewood Mortgage, the Amendment to Kinzie Station Mortgage, the Galewood Assignment of Rents, the Amendment to Kinzie Station Assignment of Rents, the Environmental Indemnity Agreement and the Pledge Agreement duly executed by each Borrower which is a party thereto and satisfactory to Bank. The applicable Forms UCC-1 and UCC-2 financing statements related to the Collateral (as herein defined) shall have been filed in all jurisdictions that Bank deems necessary or advisable.

               (ii) Legal Opinion.  The legal opinion of Borrowers' in-house
                    -------------
     counsel.

               (iii)  Borrowers' Certificates.  A certificate executed by each
                      -----------------------
     Borrower stating that (A) no default or Event of Default has occurred and is continuing, (B) no material adverse change in the financial condition or operations of the business of any Borrower has occurred since December 31, 1997, and (C) each condition precedent to the consummation of the Loans contemplated hereby has been met or satisfied.

               (iv) Insurance Policies.  Certificates from each Borrower's
                    ------------------
     insurance carriers evidencing that all insurance policies and coverage required by Paragraph 8.2(h) below is in effect.
                 ----------------

               (v) Partnership Agreement.  A copy of the Partnership Agreement
                   ---------------------
     and the Limited Partnership Agreement certified by the Authorized Agent of such Borrower.

               (vi) Borrower Resolutions.  Certified copies of resolutions of
                    --------------------
     each Borrower, its partners and authorized agents, as applicable, authorizing the execution and delivery and the consummation of the transactions contemplated by this Agreement and the Other Agreements and all other documents or instruments to be executed and delivered in conjunction herewith and therewith by each Borrower.

               (vii)  Incumbency Certificate.  A certificate of a partner or
                      ----------------------
     general partner, as applicable, of each Borrower certifying the name of the Authorized Agent of Borrowers authorized to sign this Agreement and the Other Agreements together with a sample of the true signature of the Authorized Agent.

               (viii)  Disclosure Schedule.  The Disclosure Schedule executed by
                       -------------------
     the Authorized Agent of the Borrowers.

               (ix)    Title Policy. A Date Down Endorsement to Title Policy for
                       ------------
     the Kinzie Station Mortgaged Property and a loan policy issued by a title insurance company acceptable to Bank for the Galewood Mortgaged Property in the aggregate amount of $8,500,000 in coverage, which policy and date down endorsement shall be in form and substance acceptable to Bank.

               (x)     Survey. Survey for each parcel of Mortgaged Property in
                       ------
     form and substance acceptable to Bank.

               (xi)    Environmental Reports.  Appraisals and Phase One
                       ---------------------
     Environmental Report covering the Galewood and Kinzie Station Mortgaged Properties, satisfactory in each case to Bank. Bank acknowledges receipt of the Appraisal and Phase One Environmental Report for the Kinzie Station Mortgaged Property.

            (c)  Bank's Review. Bank's review of and satisfaction with the
                 -------------
ownership, capital, corporate, organizational and legal structure of Borrowers and their Affiliates.

     16.2   Accountant's Letter. On or prior the date hereof, Borrowers agree
            -------------------
that they will deliver to Ernst & Young LLP, a letter (in form and substance acceptable to Bank) authorizing such accountants to communicate with Bank and acknowledging Bank's reliance on future financial statements audited by such accountants, and Borrowers shall use their best efforts to cause such accountants to accept and agree to such letter.

                         17. COLLATERAL: GENERAL TERMS

     17.1   Grant of Security Interest. To secure the prompt payment of
            --------------------------
Borrowers' Liabilities and the prompt, full and faithful performance by each Borrower of all provisions to be kept, observed or performed by each Borrower under this Agreement and/or the Other Agreements, (i) CMC does hereby reaffirm its pledge, assignment, transfer and delivery to Bank, for the benefit of Bank, and grant to Bank, for the benefit of Bank, of a security interest in and to and a first mortgage on the Kinzie Station Mortgaged Property pursuant to the Kinzie Station Mortgage and the Kinzie Station Assignment of Rents and (ii) CMC does hereby pledge, assign, transfer and deliver to Bank, for the benefit of Bank, and grant to Bank, for the benefit of Bank, a security interest in and to and a first mortgage on the Galewood Mortgaged Property pursuant to the Galewood Mortgage and the Galewood Assignment of Rents. Additionally, Borrowers will pledge $850,000 in cash or cash equivalents as an interest reserve pursuant to the Pledge Agreement. (All of the foregoing personal property and real property securing Borrowers' Liabilities hereunder, in addition to all rents and proceeds thereof including, without limitation, proceeds of insurance policies insuring the same, is hereinafter sometimes individually and sometimes collectively referred to as "Collateral"). Each Borrower shall make appropriate entries upon its financial statements and books and records disclosing Bank's security interest in the Collateral.

     17.2   Perfection of Security Interests. Each Borrower shall execute and/or
            --------------------------------
deliver to Bank, at any time and from time to time hereafter at the request of Bank, all agreements, instruments, financing statements, documents and other written matter (sometimes hereinafter individually and collectively referred to as "Supplemental Documentation") that Bank reasonably may request, in form and substance acceptable to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and to consummate the transactions contemplated in or by this Agreement and the Other Agreements. After an Event of Default, each Borrower, irrevocably, hereby makes, constitutes and appoints Bank (and all Persons designated by Bank for that purpose) as each Borrower's true and lawful attorney and agent-in-fact to sign the names of each Borrower on the Supplemental Documentation and to deliver the Supplemental Documentation to such Persons as Bank may reasonably elect. Each Borrower agrees that a carbon, photographic or photostatic copy or other reproduction of this Agreement or of any financing statement shall be sufficient as a financing statement.

     17.3   Inspection of Collateral. Bank (by any of its officers, employees
            ------------------------
and/or agents) shall have the right to inspect the Collateral and all related records (and the premises upon which it is located) and to verify the amount and condition of or any other matter relating to the Collateral. After an Event of Default, all costs, fees and expenses incurred by Bank, or for which Bank has become obligated, in connection with such inspection and/or verification shall constitute part of Borrower's Liabilities, payable by Borrowers to Bank on demand. Notwithstanding any other provision hereof, the provisions of this Paragraph 7.3 shall govern and control with respect to matters concerning
-------------
inspection and verification of the Collateral.

     17.4   First Lien and Locations of Collateral. Each Borrower warrants and
            --------------------------------------
represents to and covenants with Bank that: (a) as of the Closing Date, Bank's security interest in the Collateral is and at all times hereafter shall be perfected and have a first priority; (b) the offices and/or locations where each Borrower keeps the Collateral consisting of personal property, and the books and records concerning the Collateral, consisting of books and records with respect to both real and personal property, are at the locations specified on Schedule
                                                                      --------
7.4 and no Borrower shall remove such books and records and/or the Collateral
---
therefrom and shall not keep any of such books and records and/or the Collateral at any other office or location without the prior written consent of Bank; and
(c) the addresses specified on Schedule 7.4 include and designate each
                               ------------
Borrower's executive offices, chief place of business and other offices and places of business and are Borrowers' sole offices and places of business. Borrowers, by written notice delivered to Bank at least thirty (30) days prior thereto, shall advise Bank of any Borrower's opening of any new office or place of business or its closing of any existing office or place of business and any new office or place of business shall be within the continental United States of America. There are no liens on the Collateral other than the lien of Bank pursuant hereto and Permitted Liens.

     17.5  Constructive Trust.  Each Borrower shall receive, as the sole and
           ------------------
exclusive property of Bank, and as trustee for Bank, all monies, checks, notes, drafts and all other payment for and/or proceeds of Collateral which come into the possession or under the control of any Borrower (or any of its partners, officers, employees, agents or those Persons acting for or in concert with such Borrower) and immediately upon receipt thereof, Borrowers shall remit the same (or cause the same to be remitted), in kind, to Bank at the address described in Paragraph 10.16 below.
---------------

     17.6  Application of Proceeds of Collateral.  Bank, at any time or times in
           -------------------------------------
its sole and absolute discretion, may take control of, in any manner, and may endorse each Borrower's name, as appropriate, to any of the items of payment or proceeds described in Paragraph 7.5 above and, pursuant to the provisions of
                      -------------
this Agreement, Bank may, in its sole and absolute discretion, apply the same to and on account of Borrowers' Liabilities. For the purposes of this Paragraph, each Borrower, irrevocably, hereby makes, constitutes and appoints Bank (and all persons designated by Bank for that purpose) as each Borrower's true and lawful attorney and agent-in-fact with power, without notice to Borrowers, to take any such actions.

     17.7  Third Party Collateral Claims.  Bank, in its sole and absolute
           -----------------------------
discretion, without waiving or releasing any Event of Default or obligation, liability, or duty of any Borrower under this Agreement or the Other Agreements, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance, or claim asserted by any Person against the Collateral. All sums paid by Bank in respect thereof and all costs, fees and expenses, including reasonable attorney's fees, court costs, expenses and other charges relating thereto that are incurred by Bank on account thereof shall be part of Borrowers' Liabilities payable by Borrowers to Bank on demand.

     17.8  Additional Collateral.  Bank may, in its sole and absolute
           ---------------------
discretion, retain as additional Collateral or release to Borrowers, from time to time, such portion of the monies, reserves and/or proceeds received by Bank with respect to the Collateral as Bank may determine. All such monies, reserves, proceeds and other property of Borrowers in the possession of Bank at any time or times hereafter are hereby pledged by Borrowers to Bank as additional Collateral hereunder and must be applied by Bank on account of Borrowers' Liabilities.

     17.9  No Custom or Waiver.  No authorization given by Bank pursuant to this
           -------------------
Agreement or the Other Agreements to sell any specified portion of Collateral or any items thereof, and no waiver by Bank in connection therewith shall establish a custom or constitute a waiver of the limitation contained in this Agreement against such sales, with respect to any portion of the Collateral or any item thereof not covered by said authorization.

                18.  REPRESENTATIONS AND WARRANTIES; COVENANTS;
                     INDEMNIFICATION; CONTINUING OBLIGATION

     18.1  Representations and Warranties of Borrower.  Each Borrower hereby
           ------------------------------------------
represents and warrants to Bank as of the date hereof and with respect to subsections (a) through (d) and subsections (f) through (aa) below, the date of disbursement of each Loan or advance hereunder, as follows:

           (a) Partnership Existence and Authority. CMC is a general partnership
               -----------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each state in which the ownership of its properties and the nature and extent of the activities transacted by it makes such qualification necessary. Heartland Partners is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing under the laws of each state in which the ownership of its properties and the nature and extent of the activities transacted by it makes such qualification necessary. Each Borrower has all requisite partnership power and authority to conduct its activities as presently conducted, to own its properties and to perform its obligations under this Agreement.

           (b) Authorization; No Conflict.  The execution, delivery and
               --------------------------
performance by each Borrower of this Agreement and the Other Agreements to which each Borrower is a party are within each Borrower's partnership powers, have been duly authorized by all necessary partnership action and do not contravene
(i) each Borrower's Partnership Agreement or Limited Partnership Agreement, as applicable, or (ii) any law or any contractual restriction binding on or affecting any Borrower or its respective properties, and do not result in or require the creation of any Lien (except as may be created under this Agreement or the Other Agreements) upon or with respect to any of its properties. The partners of CMC and the general partner of Heartland Partners is authorized to enter into this Agreement and the Other Agreements on behalf of such Borrower and the persons entering into this Agreement and the other Agreements on behalf of said partners or general partner, as applicable, are so authorized to do so on behalf of said partners or limited partners, as applicable.

           (c) No Approval.  No authorization or approval or other action by,
               -----------
and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Agreement or any Other Agreement to which any Borrower is a party.

           (d) Validity and Binding Nature.  This Agreement is, and the Other
               ---------------------------
Agreements to which each Borrower is a party when delivered hereunder will be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

           (e) Financial Statements and Condition.  The financial statements and
               ----------------------------------
balance sheet (including the notes thereto) of Borrowers as at December 31, 1997, and the related statements of income and equity and statements of cash flows of Borrowers for the fiscal year then ended, audited by independent certified public accountants, are complete and correct and fairly present the financial condition of Borrowers as at such date and the results of the operations of Borrowers for the period ended on such date, in accordance with GAAP, and since December 31, 1997, there has been no material adverse change in any Borrowers' financial condition, business, properties or operations. Except as set forth on Schedule 8.1(e) hereto, no Borrower has on the date hereof, nor
                ---------------
will have on the date of any Loan or advance made by Bank hereunder, any material contingent obligations, long-term leases or material forward or long-term commitments, which are not reflected in the foregoing statements (and the related notes thereto).

           (f) Litigation.  Except as disclosed in Schedule 8.1(f) hereto, there
               ----------                          ---------------
is no pending or, to the best knowledge of each Borrower, threatened action, suit, inquiry, investigation, or proceeding affecting, directly or indirectly, any Borrower before any court, governmental agency or arbitrator, which, in any case, may (i) materially and adversely affect the financial condition or operation of any Borrower, (ii) which seeks to restrain or would otherwise have a material adverse effect on the transactions contemplated herein, or (iii) which would affect the validity or enforceability of this Agreement or the Other Agreements.

           (g) Securities Transaction.  No proceeds of any Loan or advance made
               ----------------------
by Bank to any Borrower hereunder will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

           (h) Regulation U.  No Borrower is engaged in the business of
               ------------
extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan or advance made by Bank to any Borrower hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

           (i) ERISA Termination Event and Funding.  No ERISA Termination Event
               -----------------------------------
has occurred or is expected to occur with respect to any Plan and all Plans, to the extent governed by ERISA, meet the minimum funding standards of Section 302
                                                                    -----------
of ERISA.

           (j) Withdrawal Liability and Reportable Events.  No Borrower nor any
               ------------------------------------------
ERISA Affiliate thereof has incurred, or expects to incur, any withdrawal liability under Section 4201 of ERISA to any Multiemployer Plan. No Reportable
                ------------
Event (as defined in ERISA) has occurred with respect to any Plan.

           (k) Taxes.  Each Borrower and, in the case of CMC, its partners, have
               -----
filed all tax returns (Federal, state and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, other than such taxes that Borrowers are contesting in good faith by appropriate legal proceedings and proper reserves therefor have been established on the books of Borrowers.

           (l) Liens.  There are no Liens upon or with respect to any of the
               -----
Mortgaged Properties of any Borrower or Collateral or any right to receive revenues of any Borrower or Collateral other than (i) Liens arising under this Agreement, and (ii) other Liens permitted pursuant to Paragraph 8.3(a) hereof.
                                                      ----------------

          (m)  Conflicts.   No Borrower nor any Affiliate thereof is a party to
               ---------
any indenture, loan or credit agreement or any lease or other agreement or instrument (including corporate charters) which is likely to have a material adverse effect on the ability of any Borrower to perform its obligations under this Agreement or the Other Agreements or which would restrict or otherwise limit the incurring of the Debt represented by this Agreement and the Other Agreements.

           (n) Environmental Matters.
               ---------------------

               (i)   Except as disclosed in Schedule 8.1(n) hereto, to the best
                                            ---------------
     of each Borrower's knowledge, no Mortgaged Property is listed on any local, state and/or federal lists of potentially contaminated sites, including, without limitation, the National Priorities List, CERCLIS or any state or federal hazardous waste site or leaking underground storage tank lists, and each Mortgaged Property and each Borrower (with respect to each Mortgaged Property) has been and is currently in compliance with all applicable Environmental Laws. Except as disclosed in Schedule 8.1(n) hereto, there
                                                ---------------
     has been no past, and there are no, to the best of each Borrower's knowledge, pending or threatened Environmental Claims to which any Borrower is a party which relate to any Mortgaged Property. Except as disclosed in
     Schedule 8.1(n), all required governmental permits and licenses are in
     ---------------
     effect, and each Borrower is in compliance therewith. Except as disclosed in Schedule 8.1(f) hereto or Schedule 8.1(n) hereto, no Borrower has
        ---------------           ---------------
     received any notice of any Environmental Claims (A) respecting any Borrower that materially affects any Borrower's financial condition, or (B) respecting any Mortgaged Property, or (C) respecting any off-site facility to which any Hazardous Material has been sent for off-site treatment, recycling, reclamation, reuse, handling, storage, sale or disposal, the eventual resolution of which Borrowers believe will materially affect any Borrower's financial condition.

               (ii)  Absence of Hazardous Material.  Except as disclosed in
                     -----------------------------
     Schedule 8.1(n) hereto, to the best of Borrowers' knowledge, no use,
     ---------------
     exposure, release, emission, discharge, generation, manufacture, sale, handling, reuse, presence, storage, treatment, transport, recycling or disposal of Hazardous Material has occurred or is occurring on or from any Mortgaged Property which is in violation of any Environmental Laws. The term "release" shall include, without limitation, any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including, without limitation, the abandonment or discarding of barrels, containers and other receptacles containing any Hazardous Material). To the best of Borrowers' knowledge, except as disclosed in Schedule 8.1(n) hereto, all Hazardous
                                       ---------------
     Materials used, treated, stored, transported to or from, generated or handled on any Mortgaged Property have been disposed of on or off such Mortgaged Property in a lawful manner. To the best of Borrowers' knowledge, except as disclosed in Schedule 8.1(n) hereto, no environmental, public
                            ---------------
     health or safety hazards currently exist with respect to any Mortgaged Property. To the best of Borrowers' knowledge, except as disclosed in
     Schedule 8.1(n) hereto, no storage tanks (including, without limitation,
     ---------------
     petroleum or heating oil storage tanks), underground or above-ground, are present on or under any Mortgaged Property, or have been on or under any Mortgaged Property.

               (iii) Waters of the United States.  To the best of each
                     ---------------------------
     Borrower's knowledge, no part of any Mortgaged Property contains "waters of the United States", as defined in 33 CFR 328. No Borrower shall discharge dredged or fill material into waters of the United States as such activity is described and regulated by Section 404 of the Clean Water Act, 33 U.S.C. 1344.

               (iv)  Illinois Responsible Property Transfer Act.  Neither any
                     ------------------------------------------
     portion of the Mortgaged Property nor the Loan is subject to the Illinois Responsible Property Transfer Act.

          (o)  Investment Company Act.  No Borrower is an "investment company"
               ----------------------
or a company "controlled by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (p)  Compliance with Laws.  Each Borrower is in compliance with all
               --------------------
laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities binding upon or affecting the business, operation or assets of each Borrower including, without limitation, zoning or other ordinances relating to permissive non-conforming uses of property, except where the failure to be in compliance would not have a material adverse effect on the business, financial condition or operations of such Borrower.

          (q)  Other Agreements.  Each Borrower makes each of the
               ----------------
representations and warranties contained in the Other Agreements to which each Borrower is a party operative and applicable for the benefit of Bank as if the same were set forth at length herein.

          (r)  True and Correct Nature of Other Representations and Warranties.
               ---------------------------------------------------------------
The representations and warranties of each Borrower in the Other Agreements to which each Borrower is a party are true and correct.

          (s)  Affiliates.  Except as disclosed on Schedule 8.1(s), no Borrower
               ----------
has any Affiliates or Subsidiaries.

          (t)  Intentionally Omitted.
               ---------------------

          (u)  Solvency.  Each Borrower has capital sufficient to carry on its
               --------
business and transactions and all businesses and transactions in which it is about to engage and is solvent and able to pay its debts as they mature and each Borrower owns property the fair saleable value of which is greater than the amount required to pay each Borrower's Debt. No transfer of property is being made and no Debt is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of any Borrower or any Affiliate.

          (v)  Title.  Each Borrower has good, indefeasible and merchantable
               -----
title to and ownership of the Collateral owned by such Borrower, free and clear of all Liens, claims, security interests and other encumbrances except for the Liens of Bank granted hereunder and as permitted by Paragraph 8.3(a) hereof.
                                                    ----------------

          (w)  Organizational Structure and Related Matters.  The partnership
               --------------------------------------------
structure of each Borrower as of the Closing Date is described on Schedule
                                                                  --------
8.1(s).
------

          (x)  Options.  No person, corporation, partnership, association or
               -------
other entity has any option to acquire ownership of the Collateral or any portion thereof.

          (y)  Debt.  As of the date of this Agreement, no Borrower has any Debt
               ----
except for the permitted Debt set forth in Schedule 8.3(d) hereof.
                                           ---------------

          (z)  Insurance.  Schedule 8.1(z) sets forth a complete and accurate
               ---------   ---------------
description of all policies of insurance that will be in effect as of the Closing Date for each Borrower. Each Borrower is adequately insured under such policies, no notice of cancellation has been received with respect to such policies and each Borrower is in compliance with all conditions contained in such policies.

          (aa) Year 2000 Compliance.  Each Borrower and their Subsidiaries have
               --------------------
reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by each Borrower and their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Borrowers believe that the "Year 2000 Problem" will not have a material adverse effect on either Borrower. From time to time, at the request of the Bank, each Borrower and their Subsidiaries shall provide to the Bank such updated information or documentation as is requested regarding the status of their efforts to address the Year 2000 problem.

          (bb) Accuracy of Information.  All factual information heretofore or
               -----------------------
contemporaneously furnished by or on behalf of each Borrower to Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby (excluding projections referred to below in this Paragraph and factual information superseded or replaced prior to the date hereof) is, and all other factual information (taken as a whole) hereafter furnished by or on behalf of each Borrower to Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified, and no Borrower has omitted or will omit any material fact necessary to prevent such information from being false or misleading.

     18.2 Affirmative Covenants.  At all times prior to the Revolving Credit
          ---------------------
Termination Date and thereafter for so long as any amounts are due or owing to Bank hereunder, each Borrower hereby covenants that it will, unless Bank otherwise consents in writing:

          (a)  Existence, Etc.  Do or cause to be done all things necessary to
               --------------
preserve and keep in full force and effect each Borrower's partnership or limited partnership, as applicable, existence in good standing.

          (b)  Compliance with Laws, Etc.  Comply with all applicable present
               -------------------------
and future laws, rules, ordinances, regulations and orders including, without limitation, laws, rules, ordinances, regulations and orders regarding the operation and maintenance of each Borrower's business.

          (c)  Payment of Taxes and Other Claims.  Pay or discharge or cause to
               ---------------------------------
be paid or discharged, before the same shall become delinquent, (i) all Charges levied or imposed upon any Borrower or upon the income, profits or property of any Borrower, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of any Borrower; provided, however, that no Borrower shall be required to pay or discharge or
--------  -------
cause to be paid or discharged any such Charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings to the extent adequate reserves have been established on the books of Borrowers.

          (d)  Reporting Requirements.  Keep true books of record and account in
               ----------------------
which full, true and correct entries in accordance with GAAP consistently applied will be made of all dealings or transactions in relation to its business and activities, and shall furnish to Bank:

               (i) as soon as possible and in any event within ten (10) days after the occurrence of an Event of Default or any event which, with the giving of notice, lapse of time, or both, would constitute an Event of Default, the statement of an Authorized Agent setting forth details of such Event of Default or event and the action which such Borrower has taken or proposes to take to cure the same;

               (ii) as soon as available and in any event within thirty (30) days after the end of each fiscal quarter beginning with the quarter ending June 30, 1998, an internally prepared balance sheet of each Borrower as at the end of such quarter and the related statements of net earnings and statements of cash flows of each Borrower for such quarter and for the portion of the fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation, in accordance with GAAP, by the Authorized Agent;

               (iii) as soon as available and in any event within ninety (90) days after the close of each fiscal year of Borrowers, a balance sheet and the related consolidated statements of net earnings and partners' equity and statements of cash flows of each Borrower as of the end of such fiscal year, fairly and accurately presenting the financial condition of each Borrower and its Affiliates as at such date and the results of operations of each Borrower and its Affiliates for such fiscal year and setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP consistently applied, and audited by Ernst & Young LLP or such other independent certified public accountants acceptable to Bank;

               (iv) together with each delivery of financial statements required by subsection (iii) above, Borrowers shall deliver to Bank (x) a certificate of the accountants who performed the audit in connection with such statements (A) containing or accompanied by an acknowledgement of such accountant that Bank will be relying on the opinion of such accountants stated in such audited financial statements and (B) stating that in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge that any Event of Default or event which, with notice or a lapse of time or both, would constitute an Event of Default, as it relates to accounting matters, has occurred and is continuing or, if such accountants have obtained knowledge of an Event of Default or such event, specifying the nature and period of existence thereof and (y) a certificate of Borrowers executed by the Authorized Agent stating whether any Event of Default, or event which, with the passage of time or giving of notice or both, would constitute, mature into or become such an Event of Default, currently exists and is continuing and what activities, if any, Borrowers are taking or proposing to take with respect thereto;

               (v)   (A)  as soon as possible and in any event (i) within thirty
     (30) days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any ERISA Termination Event described in clause (i) of the definition of ERISA Termination Event with respect to any Plan has occurred and (ii) within ten (10) days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any other ERISA Termination Event with respect to any Plan has occurred, a statement of the Authorized Agent (or designee) of Borrowers describing such ERISA Termination Event and the action, if any, which Borrowers, or any such ERISA Affiliate proposes to take with respect thereto;

                       (B) promptly and in any event within two (2) Business Days after receipt thereof by any Borrower or any ERISA Affiliate thereof from the PBGC, copies of each notice received of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan; and

                       (C) promptly and in any event within ten (10) Business Days after receipt thereof by any Borrower or any ERISA Affiliate thereof from a Multiemployer Plan sponsor, a copy of each notice received concerning the imposition or amount of withdrawal liability pursuant to
     Section 4202 of ERISA;
     ------------


               (vi) immediately after notice to any Borrower of the commencement thereof, notice, in writing, of any action, suit, arbitration or other proceeding instituted, commenced or threatened against or affecting any Borrower with an amount in controversy in excess of $25,000;

               (vii) if requested by Bank, each Borrower's federal, state and local tax returns as soon as said returns are completed in the form said returns will be filed with the Internal Revenue Service and any state or local department of revenue or taxing authority; and

               (viii) such other information respecting the condition or operations, financial or otherwise, of any Borrower or any Affiliate as Bank may from time to time reasonably request.

          (e)  Visitation Rights.  At any time or times, permit Bank or any
               -----------------
agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of and visit the Mortgaged Properties of each Borrower and its offices, all as Bank shall reasonably request, and to discuss the affairs and finances and Mortgaged Properties of each Borrower with each Borrower's representatives. In furtherance and not in limitation of the foregoing, each Borrower agrees to bear all expenses of any visitation made by Bank for the purposes set forth in this Paragraph 8.2(e).
                                        ----------------

          (f)  Environmental Matters.
               ---------------------

               (i)   Compliance.  Except as disclosed in Schedule 8.1(n), the
                     ----------                          ---------------
     Mortgaged Properties, the use thereof, and each Borrower, with respect to the Mortgaged Properties, shall comply with all Environmental Laws. All required governmental permits and licenses shall be obtained and maintained, and each Borrower shall comply therewith. All Hazardous Material on the Mortgaged Properties will be disposed of in a lawful manner without giving rise to liability under any Environmental Laws. Each Borrower shall satisfy all requirements of applicable Environmental Laws for the registration, operation, maintenance, closure and removal of all underground and other storage tanks on the Mortgaged Properties, if any. Without limiting the foregoing, all Hazardous Material shall be handled in compliance with all applicable Environmental Laws.

               (ii)  Absence of Hazardous Material.  Except as disclosed in
                     -----------------------------
     Schedule 8.1(n), no Hazardous Material shall be introduced to or used,
     ---------------
     exposed, released, emitted, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled on the Mortgaged Properties, except in compliance with Environmental Laws.

               (iii) Environmental Actions and Right to Consent.  Each Borrower
                     ------------------------------------------
     shall immediately notify Bank of all Environmental Claims and deliver to Bank copies of all written notices, complaints, correspondence and other documents relating thereto within five (5) Business Days after receipt, and each Borrower shall keep Bank immediately informed of all responses thereto. Each Borrower shall promptly cure and have dismissed with prejudice all Environmental Claims in a manner reasonably satisfactory to Bank, and each Borrower shall keep the Mortgaged Properties free of any encumbrance arising from any judgment, liability or lien imposed pursuant to any Environmental Claims. Notwithstanding the foregoing sentence, Borrowers may, diligently, in good faith and by appropriate legal proceedings, contest such proceedings provided (i) Borrowers first furnish to Bank such deposits or other collateral as Bank, in its reasonable determination, deems sufficient to adequately protect Bank's interests,
     (ii) such contest shall have
     the effect of preventing any threatened or pending sale or forfeiture of all or any portion of the Mortgaged Properties or the loss or impairment of Bank's lien and security interests in and to the Mortgaged Properties, and
     (iii) the matters that are subject of such contest will not cause Bank to incur any liability, in Bank's sole judgment reasonably exercised. After the occurrence and during the continuance of an Event of Default, each Borrower shall permit Bank, at Bank's option, to appear in and to be represented in any such contest and shall pay upon demand all expenses incurred by Bank in so doing, including, without limitation, reasonable attorneys' fees and expenses.

                (iv)  Future Environmental Audits.  Each Borrower shall provide
                      ---------------------------
     such information and certifications which Bank may reasonably request from time to time to monitor Borrowers' compliance with this Paragraph for the sole purpose of protecting Bank's security interest. To protect its security interest, Bank shall have the right, but not the obligation, at any time after three (3) days' advance written notice to enter upon the Mortgaged Properties, take samples, review each Borrower's books and records, interview each Borrower's employees and officers, and conduct such other similar activities as Bank, in its sole discretion, deems appropriate. Each Borrower shall cooperate fully in the conduct of such an audit. If Bank decides to conduct such an audit because of (i) an Environmental Claim, (ii) after an Event of Default, the possibility that Bank may take possession of or title to the Mortgaged Properties which, in Bank's sole judgment, increases the risk to its security interest, or (iii) the introduction of Hazardous Material other than disclosed material as set forth on Schedule 8.1(n), to the Mortgaged Properties or in the ordinary
              ---------------
     course of business in compliance with Environmental Laws, then Borrowers shall pay upon written demand all reasonable costs and expenses connected with such audit, which, until paid, shall become part of Borrowers' Liabilities, secured by this Agreement and the Other Agreements, and shall bear interest at the Default Rate.

           (g)  Financial Covenants.   Borrowers must maintain, at all times,
                -------------------
Tangible Net Worth in excess of $12,500,000.

           (h)  Insurance.
                ---------

                (i) At its sole cost and expense, keep and maintain public liability insurance relating to its ownership and use of the Collateral. All such policies of insurance shall be carried with companies with a Best's rating of A-/XI or better or otherwise be approved in writing by Bank and all such policies shall be in amounts no less than such policies set forth on Schedule 8.1(z). All policies of insurance shall comply with
                  ---------------
     the requirements set forth in the Mortgage. Authorized Agent shall deliver to Bank the original (or certified) copy of each policy of insurance for each Borrower or a certificate of insurance, and evidence of payment of all premiums for each such policy on or prior to the date of this Agreement. Such policies shall: (A) contain a lender's loss payable clause naming Bank, for the benefit of Bank, as loss payee and additional insured as its interest may appear; and (B) provide that the insurance companies will give Bank written notice before any such policy or policies of insurance shall be altered or cancelled.

                (ii) In the event any Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Bank after giving five (5) days' prior written notice to Authorized Agent, without waiving or releasing any obligation or Event of Default by any Borrower hereunder, may at any time or times thereafter (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect to thereto which Bank deems advisable. All sums so disbursed by Bank, including reasonable attorneys fees, court costs, expenses and other charges relating thereto, shall be part of Borrower's Liabilities, payable by Borrowers to Bank on demand. Each Borrower authorizes Bank, in Bank's sole discretion, to cause such sums to be paid by making an advance in the amount thereof to Borrowers and paying the proceeds thereof to Bank.

           (i)  Leases.  Each Borrower shall maintain and comply with all leases
                ------
covering any Collateral used by any Borrower in accordance with their terms so as to prevent any default thereunder which may result in the exercise or enforcement of any landlord's or other lien against any Borrower.

     18.3  Negative Covenants.  Prior to the Revolving Credit Termination Date
           ------------------
and thereafter for so long as any amount is due or owing to Bank hereunder, unless Bank shall otherwise consent in writing, no Borrower shall:

          (a)   Liens, Etc.  Create or suffer to exist, any Lien, other charge
                ----------
or encumbrance, or any other type of preferential arrangement, upon or with respect to any of the Mortgaged Properties, or assign any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, except for the permitted Liens set forth on Schedule 8.3(a) ("Permitted Liens").
                                 ---------------

           (b) Maintain Existence, Merger, Etc.  Except as disclosed on Schedule
               --------------------------------                         --------
8.3(b), (i) dissolve or amend or modify its Partnership Agreement or Limited
------
Partnership Agreement, as applicable; or (ii) except as specifically permitted by this Agreement, convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any Collateral (whether now owned or hereafter acquired) to any Person; or (iii) together with one or more Affiliates convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of any Borrower and such Affiliates (whether now owned or hereafter acquired) to any Person; or (iv) purchase, lease or otherwise acquire all or substantially all of the assets or properties of, or acquire any capital stock, equity interests, debt or other securities of any Person, or enter into any joint venture or become a partner in any partnership; or (v) engage in any transaction out of the ordinary course of business; or (vi) merge or consolidate with any Person.

           (c) Sale and Lease-Back.  Enter into any arrangement with any Person
               -------------------
or to which such Person is a party providing for the leasing by any Borrower of any principal asset which has been or is to be sold or transferred by any Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Borrower, other than sales or transfers between any Borrower and any Affiliate or a lease for a temporary period not to exceed 12 months.

           (d) Debt.  Incur, create, assume, become or be liable in any manner
               ----
with respect to or permit to exist, any Debt, obligations or indebtedness in excess of $1,000,000 in the aggregate, except for the permitted Debt set forth on Schedule 8.3(d).
   ---------------

           (e) Investments or Loans.  Make or permit to exist investments or
               --------------------
loans in or to any other Person, except for (i) salaries and reasonable advances of money to its employees in payment of reasonable expenses incurred by such employees in the ordinary course of business; (ii) investments in certificates of deposits of a banking institution having a net worth in excess of $100,000,000 or in securities of the United States of America or commercial paper with a P1 rating (all of the foregoing maturing within one year); or (iii) investments as set forth on Schedule 8.3(e) ("Permitted Investments").
                            ---------------

           (f) Guaranties.  Guaranty, endorse or otherwise in any way directly,
               ----------
indirectly or contingently become liable for the obligations or liabilities of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business.

           (g) Partnership Interests.  Redeem, retire, purchase or otherwise
               ---------------------
acquire, directly or indirectly, any partnership or limited or general partnership interests, as applicable, in any Borrower or other evidence of ownership interest, or declare or pay any capital distributions from any Borrower or make any distribution of any Borrower's property or assets.

           (h) Transactions with Affiliates or Insiders.  Except as set forth on
               ----------------------------------------
Schedule 8.3(h) hereto, enter into, or be a party to, any transaction with any
---------------
Affiliate or partner of any Borrower, except in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms which are fully disclosed to Bank and are no less favorable to such Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or partner of such Borrower.

           (i) Capital Structure and Line of Business.  Make any change in its
               --------------------------------------
capital structure or engage in any line of business materially different from that previously engaged in by Borrowers.

           (j) Change of Control.  Make or permit any sale or issuance of any
               -----------------
partnership interests of (i) CMC immediately after which Heartland Partners no longer holds record and beneficial ownership of at least 50.1% of all of the partnership interest of CMC, and (ii) Heartland Partners immediately after which HTI is no longer the general partner of Heartland Partners.

     18.4  Maintenance of Accounts.  Each Borrower agrees to maintain its
           -----------------------
primary operational accounts with Bank and shall maintain at all times a balance of collected, available funds in a non-interest bearing demand deposit account with Bank (the "Operating Account") in an amount at least equal to that amount required to compensate Bank for its services in maintaining such account. Each Borrower acknowledges that Bank will charge each Borrower standard service charges in effect from time to time for various services performed by Bank in connection with any aspect of the relationship between each Borrower and Bank, and each Borrower hereby agrees that if such service charges exceed the credit to each Borrower arising from earnings attributable to funds on deposit with Bank in the applicable Operating Account, such service charge deficiency shall be deducted by Bank from such Borrower's Operating Account monthly, in arrears, within ten (10) days following the end of each month. Bank may cause interest and other amounts payable on the obligations of Borrowers to Bank hereunder to be paid by making a direct charge to the applicable Operating Account in accordance with the terms hereof.

                                 19.  DEFAULT

     19.1  Events of Default.  The occurrence of any one of the following events
           -----------------
shall constitute a default ("Event of Default") by Borrowers under this
Agreement: (a) if any Borrower fails or neglects to perform, keep or observe any covenant or agreement contained in this Agreement or in the Other Agreements which is required to be performed, kept or observed by any Borrower and, in the event of such failure or neglect under Paragraphs 8.2 (b), (f), (h) and (i) and Paragraphs 8.3(a) and (c), the same is not cured within thirty (30) days after notice thereof from the Bank; (b) any representation or warranty made by any Borrower herein or in any Other Agreement is breached or is false or misleading in any material respect, or any exhibit, schedule, certificate, financial statement, report, notice or other writing furnished by any Borrower or any of its partners, officers, employees, or agents to Bank or any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified and same shall not be cured or corrected within thirty (30) days following notice of such breach; (c) if Borrowers fail to pay Borrowers' Liabilities when due and payable or declared due and payable; (d) if any of the Collateral is attached, seized, subjected to a writ or distress warrant or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not terminated or dismissed within twenty (20) days thereafter; (e) if a petition under any section or chapter of Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation shall be filed by any Borrower or if any Borrower shall make an assignment for the benefit of its creditors or if any case or proceeding is filed by any Borrower for its dissolution or liquidation; (f) if any Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs or if a petition under any section or chapter of Bankruptcy Reform Act of 1978, as amended, or any similar law or regulation is filed against any Borrower or if any case or proceeding is filed against any Borrower for its dissolution or liquidation and such injunction, restraint or petition is not dismissed or stayed within ninety
(90) days after the entry or filing thereof; (g) if an application is made by any Borrower for the appointment of a receiver, trustee or custodian for any of such Borrower's assets; (h) if an application is made by any Person other than Borrowers for the appointment of a receiver, trustee or custodian for the Collateral of any Borrower and the same is not dismissed within thirty (30) days after the application therefor; (i) if a notice of lien, levy, or assessment is filed of record with respect to all or any of the Collateral of any Borrower by the United States or any department, agency or instrumentality thereof or by any state, county, municipal or other governmental agency, including without limitation the PBGC, or if any taxes or debts owing at any time or times thereafter to any one of them becomes a lien or encumbrance upon any of the Collateral of any Borrower and the same is not released within thirty (30) days after the same becomes a lien or encumbrance; (j) if any Borrower becomes insolvent or is unable generally to pay its debts as they become due; (k) if any Borrower is in default in the payment of Debt in an amount in excess of $100,000; (l) the appointment of a conservator for all or any portion of the Collateral; (m) the occurrence of a default or Event of Default under any agreement, instrument and/or document executed and delivered by any Person to Bank or Bank pursuant to which such Person has guaranteed to Bank the payment or collection of Borrowers' Liabilities and/or has granted to Bank a security interest or lien in and to some or all of such Person's real and/or personal property to secure the payment of Borrowers' Liabilities; and (n) the occurrence of a material breach, a default or an event of default by any Borrower under any of the Other Agreements after any cure period applicable to any such default or event of default has expired.

     19.2  Cumulative Remedies.  All of Bank's rights and remedies under this
           -------------------
Agreement and the Other Agreements are cumulative and non-exclusive.

     19.3  Acceleration and Termination of Loans.  Upon the occurrence and
           -------------------------------------
during the continuance of an Event of Default, (a) upon notice by Bank to Authorized Agent, Borrowers' Liabilities shall be immediately due and payable, unless there shall have occurred an Event of Default under subparagraphs 9.1(d),
(e), (f), (g), (h), (i) or (j), in which case Borrowers' Liabilities shall automatically become due and payable without notice or demand, and (b) without notice by Bank to or demand by Bank of Borrowers, Bank shall have no further obligation to and may then forthwith cease advancing monies or extending credit to or for the benefit of Borrower under this Agreement and the Other Agreements.

     19.4  Rights of Secured Creditor.  Upon an Event of Default, Bank, in its
           --------------------------
sole and absolute discretion, may: (a) exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor; and (b) exercise any one or more of the rights and remedies available to it under the Galewood and Kinzie Station Mortgages, the Galewood and Kinzie Station Assignment of Rents and the Pledge Agreement.

                                 20.  GENERAL

     20.1  Payment Application Date.  Any check, draft, or similar item of
           ------------------------
payment by or for the account of Borrowers delivered to Bank on account of Borrowers' Liabilities shall be applied by Bank on account of Borrowers' Liabilities on the date final settlement thereof is reflected by irrevocable credit to Bank.

     20.2  Statement of Account.  Each statement of account by Bank delivered to
           --------------------
Borrowers relating to Borrowers' Liabilities shall be presumed correct and accurate, absent manifest error, and shall constitute an account stated among Borrowers and Bank unless, within ninety (90) days after Authorized Agent's receipt of said statement, Borrowers deliver to Bank, by registered or certified mail addressed to Bank at its Address for Notices specified on the signature pages hereto, written objection thereto specifying the error or errors, if any, contained in any such statement.

     20.3  Manner of Application; Waiver of Setoff Prohibition.  Each Borrower
           ---------------------------------------------------
waives the right to direct the application of any and all payments at any time or times hereafter received by Bank on account of Borrowers' Liabilities and each Borrower agrees that Bank shall have the right, in its absolute and sole discretion, to apply and re-apply any and all such payments in such manner as Bank or such Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. Each Borrower further waives any right under or benefit of any law that would restrict or limit the right or ability of Bank to obtain payment of Borrowers' Liabilities, including any law that would restrict or limit Bank in the exercise of its right to appropriate any indebtedness owing from Bank to any Borrower and any deposits or other property of any Borrower in the possession or control of Bank and apply the same toward or setoff the same against the payment of Borrowers' Liabilities.

     20.4  Survival of Representations and Warranties.  Each Borrower covenants,
           ------------------------------------------
warrants and represents to Bank that all representations and warranties of each Borrower contained in this Agreement and the Other Agreements shall be true at the time of each Borrower's execution of this Agreement and the Other Agreements and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     20.5  Integration; Amendment. This Agreement and the Other Agreements
           ----------------------
constitute the entire agreement and understanding between the parties relating to the subject matter hereof and supersede all prior agreements, whether oral or written. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrowers and Bank.

     20.6  No Waiver.  Bank's failure at any time or times hereafter to require
           ---------
strict performance by Borrowers of any provision of this Agreement shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Bank of an Event of Default by any Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default by any Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants or representations of any Borrower contained in this Agreement or the Other Agreements and no Event of Default by any Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by Bank unless such suspension or waiver is by an instrument in writing signed by Bank specifying such suspension or waiver.

     20.7  Severability.  If any provision of this Agreement or the Other
           ------------
Agreements or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Agreement and the Other Agreements shall be severable in any such instance.

     20.8  Successors and Assigns.  This Agreement and the Other Agreements
           ----------------------
shall be binding upon and inure to the benefit of the permitted successors and assigns of each Borrower and Bank.

     20.9  Conflict with Other Agreements. The provisions of the Other
           ------------------------------
Agreements are incorporated in this Agreement by this reference thereto. Except as otherwise provided in the Other Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements, the provision contained in this Agreement shall govern and control.

     20.10 No Impairment by Termination.  Except to the extent provided to the
           ----------------------------
contrary in this Agreement and in the Other Agreements, no termination or cancellation (regardless of cause or procedure) of this Agreement or the Other Agreements shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrowers or Bank in any way or respect relating to
(a) any transaction or event occurring prior to such termination or cancellation, (b) the Collateral and/or (c) any of the undertakings, agreements, covenants, warranties and representations of any Borrower contained in this Agreement or the Other Agreements. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

     20.11 Waivers.  Except as otherwise specifically provided in this Agreement
           -------
Agreement, each Borrower waives any and all notice or demand which any Borrower might be entitled be entitled to receive with respect to this Agreement or the Other Agreements by virtue of any applicable statute or law and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Bank on which any Borrower may in any way be liable and hereby ratifies and confirms whatever Bank may do in this regard.

     20.12 Costs, Fees and Expenses Related to Agreement and Other Agreements.
           ------------------------------------------------------------------
In accordance with this Agreement on or prior to the date hereof and thereafter upon demand by Bank or any Bank therefor, Borrowers shall pay or reimburse Bank for all costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and consummation of this Agreement and the Other Agreements, including but not limited to, attorneys' fees, plus costs and expenses of such attorneys or Bank; search fees, costs and expenses; appraisal fees, costs and expenses; environmental fees, costs and expenses; and all taxes payable in connection with this Agreement or the Other Agreements. That portion of Borrowers' Liabilities consisting of costs, expenses or advances to be reimbursed by Borrowers to Bank pursuant to this Agreement or the Other Agreements which are not paid on or prior to the date hereof shall be payable by Borrowers to Bank on demand.

     20.13 Environmental Indemnity.  Borrowers, jointly and severally, shall
           -----------------------
indemnify, defend and hold Bank and its Affiliates (as hereinafter defined) harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, lost profits, demands, litigation, defenses, costs, judgments, suits, proceedings, damages, disbursements or expense of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses), consequential or otherwise, which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Bank or any of Bank's parent and subsidiary corporations, and their respective affiliates, shareholders, directors, officers, employees, and agents (collectively, Bank's "Affiliate"), in connection with, arising from or relating to (except in each instance due to gross negligence or willful misconduct of Bank or any of Bank's Affiliates):

               (i) any Hazardous Material located, used, exposed, emitted, released, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled on, in or under all or any portion of the Mortgaged Properties; or

               (ii) any material misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in Paragraphs
                                                                 ----------
     8.1(n) and 8.2(f); or
     -----------------

               (iii) any violation, liability or claim of violation or liability, under any Environmental Laws with respect to all or any portion of the Mortgaged Properties; or

               (iv) the imposition of any lien for damages caused by, or the recovery of any costs incurred for the cleanup of, any release or threatened release of Hazardous Material with respect to all or any portion of the Mortgaged Properties; or

               (v) any Environment Claims with respect to all or any portion of the Mortgaged Properties.

Borrowers' foregoing indemnification obligations shall survive for any applicable statute of limitations. Each Borrower's obligation to Bank under this indemnity shall be without regard to fault on the part of any Borrower or Bank with respect to the violation or condition which results in liability to Bank, except in each instance due to gross negligence or willful misconduct of Bank.

     20.14 Governing Law.  This Agreement and the Other Agreements are submitted
           -------------
by Borrowers to Bank (for Bank's acceptance or rejection thereof) at Bank's principal place of business as an offer by Borrowers to borrow monies from Bank now and from time to time hereafter and shall not be binding upon Bank or become effective until and unless accepted by Bank, in writing, at Bank's place of business. If so accepted by Bank, this Agreement and the Other Agreements shall be deemed to have been made at Bank's principal place of business. This Agreement and the Other Agreements shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects including, but not limited to, the legality of the interest rate and other charges.

     20.15 Notices. All notices, consents, requests, demands and other
           -------
communications hereunder shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified in the "Address for Notices" below such party's or parties' name on the signature pages hereof if delivered in person or by courier or if sent by certified or registered mail (return receipt requested), or (b) upon dispatch if transmitted by telecopy or other means of facsimile transmission, in any case to the party or parties at the telecopy numbers specified on the same, or to such other address or telecopy number as any party may hereafter designate by written notice in the aforesaid manner.

     20.16 FORUM; BANK; VENUE; JURY TRIAL WAIVER.  TO INDUCE BANK TO ACCEPT THIS
           -------------------------------------
AGREEMENT AND THE OTHER AGREEMENTS, EACH BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER, OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR THE OTHER AGREEMENTS SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. EACH BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES THE AUTHORIZED AGENT OF BORROWERS, WHOSE ADDRESS IS 547 WEST JACKSON BOULEVARD, SUITE 1510, CHICAGO, ILLINOIS 60661, OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN SUCH STATE, WHOM BORROWERS MAY FROM TIME TO TIME HEREAFTER DESIGNATE (HAVING GIVEN FIVE (5) DAYS' WRITTEN NOTICE THEREOF TO BANK) AS EACH BORROWER'S TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED BANK FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. EACH BORROWER AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON SUCH BORROWER. EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST ANY BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH. EACH BORROWER HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER IS A PARTY.

     20.17 Other Costs, Fees and Expenses.  If at any time or times hereafter
           ------------------------------
Bank: (a) employs counsel for advice or other representation (i) with respect to this Agreement or the Other Agreements including, without limitation, regarding amendments or supplements hereto or thereto, (ii) to represent Bank in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by Bank, any Borrower, or any other Person) in any way or respect relating to this Agreement, the Other Agreements or any Borrower's affairs, or (iii) to enforce any rights of such Bank against any Borrower or any other Person which may be obligated to such Bank by virtue of this Agreement or the Other Agreements; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces Bank's rights or remedies under the Agreement or the Other Agreements, the reasonable costs and expenses incurred by Bank in any manner or way with respect to the foregoing, shall be part of Borrowers' Liabilities, payable by Borrowers to Bank on demand. Without limiting the generality of the foregoing, such expenses, costs, charges and fees include: (i) attorneys' fees, costs and expenses; (ii) accountants' fees, costs and expenses; (iii) court costs and expenses; (iv) court reporter fees, costs and expenses; (v) long distance telephone charges; (vi) telegram charges; (vii) expenses for travel, lodging and food; and (viii) costs and expenses incurred with respect to exercise or enforcement of Bank's rights in or against Accounts and/or any Obligor, including expenses incurred in fulfilling, in whole or in part, any order of any Obligor from which an Account has arisen or will arise.

     20.18 Revival.  To the extent Bank receives any payment on account of
           -------
Borrowers' Liabilities, or any proceeds of Collateral are applied on account of Borrowers' Liabilities and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) and/or proceeds received, Borrowers' Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by Bank and applied on account of Borrowers' Liabilities.

     20.19 Acknowledgments.  Each Borrower acknowledges that (i) it has been
           ---------------
advised by counsel of its choice with respect to this Agreement and the transactions contemplated hereby, (ii) each of the waivers set forth herein was knowingly and voluntarily made; and (iii) the obligations of Bank hereunder, including the obligation to advance and lend funds to Borrowers in accordance herewith, shall be strictly construed and shall be expressly subject to each Borrower's compliance in all respects with the terms and conditions herein set forth.

     20.20 Section Headings.  Section headings used in this Agreement are for
           ----------------
convenience only and shall not effect the construction or interpretation of this Agreement.

     20.21 Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

     20.22 Effectiveness.  This Agreement shall become effective upon the
           -------------
execution and delivery to Bank of counterparts of this Agreement by each Borrower and Bank.

     20.23 Reimbursement Among Borrowers.  To the extent that any Borrower shall
           -----------------------------
be required to pay a portion of Borrowers' Liabilities which shall exceed the amount of loans, advances or other extensions of credit received by any such Borrower and all interest, costs, fees and expenses attributable to such loans, advances or other extensions of credit, then such Borrower shall be reimbursed by the other Borrower for the amount of such excess pro rata, based on their
                                                    --- ----
respective net worths as of the date hereof. This Paragraph 10.23 is intended
                                                  ---------------
only to define the relative rights of the Borrowers between the Borrowers and nothing set forth in this Paragraph 10.23 is intended to or shall impair the
                          ---------------
obligations of Borrowers, jointly and severally, to pay Borrowers' Liabilities to Bank as and when the same shall become due and payable in accordance with the terms hereof.

     20.24 Joint and Several Liability.  The liability of each Borrower under
           ---------------------------
this Agreement and the Other Agreements in general shall be joint and several, and each reference herein to the Borrowers shall be deemed to refer to each such Borrower. In furtherance and not in limitation of Bank's rights and remedies hereunder or at law, Bank may proceed under this Agreement and the Other Agreements against any one or more of the Borrowers in its absolute and sole discretion for any of Borrowers' Liabilities or any other liability or obligation of the Borrowers arising hereunder.

  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.


                              CMC HEARTLAND PARTNERS,
                              a Delaware general partnership

                              By:  HEARTLAND TECHNOLOGY, INC., a Delaware
                                   corporation and an authorized general partner


                              By:_______________________________________________
                              Its:______________________________________________

                              By:  HEARTLAND PARTNERS, L.P.,
                                   a Delaware limited partnership and an
                                   authorized general partner

                              By:  Heartland Technology, Inc.
                              Its: General Partner


                              By:_______________________________________________
                              Its:______________________________________________


                              HEARTLAND PARTNERS, L.P., a
                               Delaware limited partnership

                              By:  Heartland Technology, Inc.
                              Its: General Partner


                              By:_______________________________________________
                              Its:______________________________________________

                              Address for Notices:

                              CMC Heartland Partners
                              547 West Jackson Boulevard
                              Suite 1510
                              Chicago, Illinois 60661
                              Telecopier No.: (312) 663-9397
                              Telephone No.:  (312) 294-0440
                              Attention:      Richard P. Brandstatter
                                              Vice President-Finance
                                              Secretary and Treasurer

                              With a copy to:

                              CMC Heartland Partners
                              547 West Jackson Boulevard
                              Suite 1510
                              Chicago, Illinois 60661
                              Telecopier No.: (312) 663-9397

                              Telephone No.: (312) 294-0440
                              Attention: Lawrence S. Adelson, Esq.

                              LASALLE NATIONAL BANK

                              By:_______________________________________________
                                Title:__________________________________________

                              Address for Notices:

                              120 South LaSalle Street
                              Chicago, Illinois 60603
                              Telecopier No.: (312) 904-4364
                              Telephone No.:  (312) 904-5415
                              Attention:      Charles E. Schroeder, Jr.
                                              Vice President

                              With a copy to:

                              Michael A. Nemeroff, Esq.
                              Vedder, Price, Kaufman & Kammholz
                              222 North LaSalle Street
                              Chicago, Illinois 60601-1003
                              Telecopier No.: (312) 609-5005
                              Telephone No.:  (312) 609-7500

                               LIST OF EXHIBITS
                               ----------------

Exhibit 3.1                  Form of Revolving Note

                              DISCLOSURE SCHEDULE

                                    TO THE

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                           DATED AS OF JUNE 30, 1998

                                     AMONG

                            CMC HEARTLAND PARTNERS,

                           HEARTLAND PARTNERS, L.P.

                                      AND

                             LASALLE NATIONAL BANK




                                 JUNE 30, 1998

                                    LIST OF
                              DISCLOSURE SCHEDULES
                              --------------------

Schedule 1.1A     Legal Description of the Galewood Mortgaged Property

Schedule 1.1B     Legal Description of the Kinzie Station Mortgaged Property

Schedule 7.4      Locations

Schedule 8.1(e)   Certain Other Obligations

Schedule 8.1(f)   Litigation

Schedule 8.1(n)   Environmental Matters

Schedule 8.1(s)   Affiliates and Subsidiaries

Schedule 8.1(y)   Debt

Schedule 8.1(z)   Insurance

Schedule 8.3(a)   Permitted Liens

Schedule 8.3(b)   Permitted Transactions

Schedule 8.3(d)   Permitted Debt

Schedule 8.3(e)   Investments

Schedule 8.3(h)   Transactions with Affiliates

                                 CERTIFICATION
                                 -------------

     Each of CMC Heartland Partners and Heartland Partners, L.P. does hereby certify that the Disclosure Schedules attached hereto have been delivered to LaSalle National Bank in connection with that certain Loan and Security Agreement of even date herewith among CMC Heartland Partners, Heartland Partners, L.P. and LaSalle National Bank, and the information contained thereon is true and correct.

Dated: June 30, 1998
                               CMC HEARTLAND PARTNERS,
                               a Delaware general partnership

                               By: HEARTLAND TECHNOLOGY, INC., a Delaware
                                   corporation and an authorized general partner


                               By:______________________________________________
                               Its:_____________________________________________


                               By:  HEARTLAND PARTNERS, L.P.,
                                    a Delaware limited partnership and an
                                    authorized general partner

                               By:  Heartland Technology, Inc.
                               Its: General Partner


                               By:______________________________________________
                               Its:_____________________________________________


                               HEARTLAND PARTNERS, L.P.,
                               a Delaware limited partnership


                               By:  Heartland Technology, Inc.
                               Its: General Partner


                               By:______________________________________________
                               Its:_____________________________________________

                                  EXHIBIT 3.1
                                  -----------
                                      to
                                      --
                          Loan and Security Agreement
                          ---------------------------

                                REVOLVING NOTE
                                --------------

$8,500,000                                                     Chicago, Illinois
                                                                   June 30, 1998

     FOR VALUE RECEIVED, on April 29, 1999 (or, if such day is not a Business Day, on the next following Business Day), the undersigned, CMC HEARTLAND PARTNERS, a Delaware general partnership, and HEARTLAND PARTNERS, L.P., a Delaware limited partnership, jointly and severally (herein, together with their successors and assigns, called the "Borrowers"), promise to pay to the order of LASALLE NATIONAL BANK, a national banking association (herein, together with its successors and assigns, called the "Bank"), the maximum principal sum of EIGHT MILLION FIVE HUNDRED THOUSAND DOLLARS ($8,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by Bank to each of the undersigned pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith among the Borrowers and Bank (herein, as the same may be amended, modified or supplemented from time to time, called the "Loan Agreement") as shown in Bank's records.

     The Borrowers further promise to pay to the order of Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Loan Agreement. Accrued interest shall be payable on the dates specified in the Loan Agreement.

     Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at Bank's principal office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as may be designated by Bank to the Borrower in writing.

     This Note is the Revolving Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. This Note is secured by the property described in and pursuant to the Loan Agreement and various Other Agreements referred to therein, and reference is made thereto for a statement of terms and provisions of such Collateral security, a description of Collateral and the rights of Bank in respect thereof.

     In addition to, and not in limitation of, the foregoing and the provisions of the Loan Agreement hereinabove referred to, each Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     The Borrowers shall have the right to prepay the outstanding principal and interest on this Note at any time without penalty or notice to Bank.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     This Note, given in connection with the Loan Agreement, evidences all indebtedness at any time in respect of the Loans arising under the Loan Agreement and replaces in its entirety, is in substitution for and shall not constitute a novation of that certain Substitute Revolving Note dated as of April 30, 1998 (the "Prior Note"), made by Borrower in favor of the Bank in the maximum principal amount available of $6,000,000, which Prior Note shall be of no further force and effect upon the execution of this Note; provided, however, that the outstanding amount of principal and interest under the Prior Note as of the date hereof is hereby deemed indebtedness evidenced by this Note and incorporated herein by this reference.

     The liability of each Borrower under this Note in general shall be joint and several, and each reference herein to the Borrowers shall be deemed to refer to each such Borrower. In furtherance and not in limitation of Bank's rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Borrowers in its absolute and sole discretion for any of Borrowers' Liabilities or any other liability or obligation of the Borrowers arising hereunder.

     This Note is binding upon each of the undersigned and its successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                           [SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, each of the undersigned has executed this Note as of the date first written above.

                               CMC HEARTLAND PARTNERS,
                               a Delaware general partnership

                               By: HEARTLAND TECHNOLOGY, INC., a Delaware
                                   corporation and an authorized general partner

                               By:______________________________________________
                               Its:_____________________________________________


                               By:  HEARTLAND PARTNERS, L.P.,
                                    a Delaware limited partnership and an
                                    authorized general partner


                               By:  Heartland Technology, Inc.
                               Its: General Partner


                               By:______________________________________________
                               Its:_____________________________________________


                               HEARTLAND PARTNERS, L.P.,
                               a Delaware limited partnership

                               By:  Heartland Technology, Inc.
                               Its: General Partner


                               By:______________________________________________
                               Its:_____________________________________________

Borrowers' Address:

547 West Jackson Boulevard
Suite 1510
Chicago, Illinois 60661